Net financial expenses/(income)	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Net financial expenses/(income)

6.	Net financial expenses/(income)
The following table summarizes the Company’s financial income and expenses, included within Net financial expenses:

	Years ended December 31,
	2022	2021	2020
	(€ million)
Interest income and other financial income	€1,066	€188	€108

Financial expenses:
Interest expense and other financial expenses:	959	545	178
Interest expense on notes	281	182	97
Interest expense on borrowings from bank	105	77	16
Other interest cost and financial expenses	573	286	65
Interest on lease liabilities	63	56	13
Write-down of financial assets	14	10	16
Net interest expense/(income) on employee benefits provisions	163	169	(8)
Total Financial expenses	1,199	780	199
Net expenses from derivative financial instruments and exchange rate differences	635	142	3
Total Financial expenses and Net expenses from derivative financial instruments and exchange rate differences	1,834	922	202

Net Financial expenses	€768	€734	€94
The increase in Interest income and other financial income for the year ended December 31, 2022 is primarily due to the improved yields on investments and a general rise in interest rate levels primarily in North America, Enlarged Europe and South America.
Net financial expenses for the year ended December 31, 2022, include €198 million losses (€68 million and €14 million losses for the years ended December 31, 2021 and 2020, respectively) on the net monetary position of entities whose functional currency is the currency of hyperinflationary economies including, from January 1, 2022, the Turkish Lira.
Net expenses from derivatives financial instruments and exchange gain differences are mostly impacted by the cost of hedging and currency depreciation in South America.
Net financial expenses for the year ended December, 2020, were referred to PSA only, and therefore did not include the Net financial expenses relating to the operations of FCA.
Interest income and other financial income for the year ended December 31, 2020 includes a benefit of €57 million resulting from the remeasurement of the financial liability recognized upon the commitment to repurchase 30.7 million Groupe PSA shares from Dongfeng Group in the context of the merger with FCA. Dongfeng Group (“DFG”) agreed to sell, and Groupe PSA agreed to buy, 30.7 million shares prior to closing of the merger. At the date of commitment, December 17, 2019, a financial liability of €685 million was initially recognized against retained earnings. Subsequently, as at December 31, 2019, it was remeasured to €668 million against Net financial expenses for €17 million. The agreement was subsequently amended on December 15, 2020 when the outstanding amount of 20.7 million shares were cancelled and no obligation to repurchase shares from DFG was in place at December 31, 2020.